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                             TUSCANY MINERALS, LTD.


Geoffrey  N.  Goodall                              June  7,  2002
1315  Arborlynn  Drive                             Delivered
North  Vancouver,  B.C.  V7J  2V6

Dear  Mr.  Goodall:


          Re: Tuscany Minerals, Ltd. ("Tuscany") - Option Agreement dated December 8, 2000 between Tuscany and Geoffrey N. Goodall ("Goodall") (the "Option Agreement")


This letter confirms that in consideration of the payment of CDN $1,000 paid by Tuscany to Goodall, Tuscany and Goodall have agreed to amend the terms of the Option Agreement by deleting section 4(a)(ii)(A) and replacing it with: "(A) $10,000 US on or before December 8, 2002;". Except as amended in this letter agreement, the balance of the terms of the Option Agreement shall remain in full force and effect.

Please  indicate  you  acceptance  by  executing  in  the  space  set out below.

Yours  truly,
Tuscany  Minerals,  Ltd.
Per:

/s/ Stephen  Barley
Stephen  Barley,  President

The  above  is  hereby  agreed  as  of  the  date  first  above  written.

/s/ Geoffrey  N.  Goodall
Geoffrey  N.  Goodall




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